Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeremy Whitaker, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Lantronix, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	September 10, 2018	/s/ JEREMY WHITAKER
Jeremy Whitaker Chief Financial Officer (Principal Financial and Accounting Officer)